UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022

Lazard Growth Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40035	98-1571783
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Rockefeller Plaza New York, New York	10112
(Address of principal executive offices)	(Zip Code)

(212) 632-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	LGACU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value	LGAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2022, Lazard Growth Acquisition Corp. I (the “Company”) held its annual general meeting of shareholders (the “Annual General Meeting”), at which (i) the holders of the Company’s Class B ordinary shares (the “Class B Ordinary Shares”) re-elected Pierre-Yves Cross and Mary Ann Deignan to the Company’s Board of Directors, each for a three-year term expiring at the conclusion of the Company’s annual general meeting to be held in 2025, and (ii) the holders of the Company’s Class A ordinary shares (the “Class A Ordinary Shares”, and, together with the Class B Ordinary Shares, the “Ordinary Shares”) and holders of the Class B Ordinary Shares, collectively, ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set Marcum LLP’s compensation.

There were 57,500,000 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares issued and outstanding at the close of business on October 24, 2022, which was the record date (the “Record Date”) for the Annual General Meeting. At the Annual General Meeting, there were holders of 47,171,887 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares present either by proxy, online or in person, representing 100% of the outstanding Class B Ordinary Shares and 85.63% of the total outstanding shares of the Company’s Ordinary Shares as of the Record Date.  Only holders of the Company’s Class B Ordinary Shares were eligible to vote for the election of Pierre-Yves Cross and Mary Ann Deignan to the Company’s Board of Directors.

The number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Continental Stock Transfer & Trust, is set forth below.

		For	Against	Abstain	Broker Non-Votes
1.	Election of Directors:
	Pierre-Yves Cross	14,375,000	0	0	47,171,887
	Mary Ann Deignan	14,375,000	0	0	47,171,887

		For	Against	Abstain	Broker Non-Votes
2.	Ratification of appointment of Marcum LLP as the Company’s independent registered public accounting firm for 2022 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set Marcum LLP’s compensation	61,525,256	1,915	19,716	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022

LAZARD GROWTH ACQUISITION CORP. I

By:	/s/ Eyal Ofir
	Name:	Eyal Ofir
	Title:	Chief Executive Officer